Exhibit 10.5

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of March 9, 2016, among STAPLES ESCROW, LLC, a Delaware limited liability company (the “Escrow Borrower”), STAPLES, INC., a Delaware corporation (“Staples”), and BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”).

RECITALS

A.WHEREAS, the Escrow Borrower, Staples, the Lenders from time to time party thereto, and the Agent are party to that certain Term Loan Credit Agreement, dated as of February 2, 2016 (as amended from time to time prior to the date hereof, between the parties thereto, restated or otherwise modified prior to the date hereof, the “Credit Agreement”). Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement;

B.WHEREAS, the last paragraph of Section 9.02(b) permits the Borrower and the Agent to amend any Loan Document to cure any ambiguity, omission, defect or inconsistency therein, subject to certain requirements set forth in said Section;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to the Credit Agreement. Section 9.04(f) of the Credit Agreement is hereby amended and restated as follows:

“Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender including to a Federal Reserve Bank or any central bank having jurisdiction over such Lender or any liquidity provider, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.”

SECTION 2. Effect of the Amendment. The amendment set forth herein shall become effective five Business Days after the date this Amendment has been distributed to the Lenders (unless the Required Lenders have objected in writing thereto prior to such date) (such date, the “Effective Date”). On and after the Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”). Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the date hereof, (i) this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the

Amended Credit Agreement. Each Loan Party hereby confirms that except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (including .pdf format) shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4. Applicable Law. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

SECTION 5. Submission to Jurisdiction. Section 9.09(b) of the Credit Agreement is hereby incorporated by reference.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

STAPLES ESCROW, LLC

By:    /s/ John Buchta
Name: John Buchta

Title:	SVP, Treasurer

STAPLES, INC.

By:    /s/ John Buchta
Name: John Buchta

Title:	SVP, Treasurer

[Signature page to the First Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

BARCLAYS BANK PLC, as
Administrative Agent, Collateral Agent and Lender

By:    /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

[Signature page to the First Amendment]